UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust

(Exact name of Registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip code)

David K. James

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hussman Strategic Market Cycle Fund

(HSGFX)

Annual Shareholder Report - June 30, 2026

Fund Overview

This annual shareholder report contains important information about Hussman Strategic Market Cycle Fund (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at https://funddocs.filepoint.com/hussman/. You can also request this information by contacting us at (800) 487-7626.

What were the Fund’s annualized costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Hussman Strategic Market Cycle Fund	$106	1.15%

How did the Fund perform during the reporting period?

     During the fiscal year ended June 30, 2026, our most reliable valuation measures reached unprecedented extremes, extending beyond the levels of 1929 and 2000. Even taking record corporate profit margins and exuberant earnings estimates as representative of future outcomes, earnings-based valuation measures also reached levels historically associated with market losses over the following 10-12 years. The U.S. equity markets was strikingly divergent, with individual stock performance skewed heavily toward high-risk, high-volatility stocks, and away from lower-volatility investments.

     Amid these conditions, the Fund maintained a generally defensive investment stance in equities, consistent with its long-term, full-cycle, risk-managed discipline. In early-2026, the Fund extended its September 2024 hedging implementation to further increase its investment flexibility during periods of elevated speculation. This enables periodically constructive market exposure under well-defined conditions, while maintaining a safety-net against extended market losses. Please see the monthly comments on the Fund website, www.hussmanfunds.com for further discussion.

     For the fiscal year, the total return of the Fund was -16.41%, compared with a 22.32% total return of the benchmark S&P 500® Index. The largest peak-to-trough loss in the Fund was -17.46%, compared with an interim loss in the S&P 500® of -8.89%. The Fund’s investment stance is expected to change in response to shifts in observable market conditions.

     The following equity holdings achieved gains in excess of $3 million during the fiscal year ended June 30, 2026: ACM Research, Viasat, Ubiquiti, United Natural Foods, Barrick Mining and Sezzle. There were no equity losses in excess of $3 million during this period.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Hussman Strategic Market Cycle Fund - $7,423
S&P 500® Index - $42,271
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Jun-2016
Jun-2017
Jun-2018
Jun-2019
Jun-2020
Jun-2021
Jun-2022
Jun-2023
Jun-2024
Jun-2025
Jun-2026

Table Summary
	Hussman Strategic Market Cycle Fund	S&P 500® Index
Jun-2016	$10,000	$10,000
Jun-2017	$8,447	$11,790
Jun-2018	$8,210	$13,484
Jun-2019	$7,549	$14,889
Jun-2020	$8,015	$16,006
Jun-2021	$8,881	$22,536
Jun-2022	$9,274	$20,144
Jun-2023	$8,483	$24,091
Jun-2024	$7,743	$30,006
Jun-2025	$8,880	$34,556
Jun-2026	$7,423	$42,271

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Hussman Strategic Market Cycle Fund	-16.41%	-3.52%	-2.94%
S&P 500® Index	22.32%	13.41%	15.51%

Past performance does not ensure future results.The graph and table do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. To the extent the Fund established leveraged or hedged investment positions as part of its investment program, its investment performance may deviate significantly from the performance of major stock indices for substantial portions of the market cycle. Call (800) 487-7626 or visit https://funddocs.filepoint.com/hussman/ for current month end performance.

Fund Statistics

  Net Assets$351,596,798
  Number of Portfolio Holdings210
  Advisory Fee (net of waivers)$3,176,539
  Portfolio Turnover410%

Asset Weighting (% of total investments)

Table Summary
Value	Value
Money Market Funds	44.4%
Common Stocks	114.6%

As of June 30, 2026, 97.9% of the value of the Fund's equity investments were hedged with option combinations (long put options/short call options) on the S&P 500® Index and Russell 2000® Index. A significant portion of money market holdings represent proceeds from written call options.

Equity Sector Weighting (% of common stocks)

Table Summary
Value	Value
Real Estate	0.4%
Utilities	1.1%
Materials	1.9%
Communications	3.5%
Industrials	7.6%
Financials	10.3%
Consumer Staples	10.7%
Energy	11.8%
Consumer Discretionary	14.7%
Technology	15.1%
Health Care	22.9%

Top 10 Equity Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
PepsiCo, Inc.	1.4%
Ubiquiti, Inc.	1.4%
Incyte Corporation	1.3%
Viasat, Inc.	1.3%
Neurocrine Biosciences, Inc.	1.2%
Biogen, Inc.	1.2%
Hershey Company (The)	1.2%
Cimpress plc	1.2%
Ziff Davis, Inc.	1.0%
United Natural Foods, Inc.	1.0%

Material Fund Changes

No material changes occurred during the year ended June 30, 2026.

Hussman Strategic Market Cycle Fund (HSGFX)

Annual Shareholder Report - June 30, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/hussman/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

Please join our News List by visiting our website and choosing "Keep Me Informed". You will be notified of new content, including market commentary and special updates.

TSR-AR 063026-HSGFX

Hussman Strategic Allocation Fund

(HSAFX)

Annual Shareholder Report - June 30, 2026

Fund Overview

This annual shareholder report contains important information about Hussman Strategic Allocation Fund (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at https://funddocs.filepoint.com/hussman/. You can also request this information by contacting us at (800) 487-7626.

What were the Fund’s annualized costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Hussman Strategic Allocation Fund	$125	1.25%

How did the Fund perform during the reporting period?

     During the fiscal year ended June 30, 2026, our most reliable valuation measures reached unprecedented extremes, extending beyond even the levels of 1929 and 2000. The U.S. equity markets was strikingly divergent, with individual stock performance skewed heavily toward high-risk, high-volatility stocks, and away from lower-volatility investments.

     Amid these conditions, the Fund maintained a largely hedged investment stance in equities, consistent with its long-term, full-cycle, risk-managed discipline. Still, in early-2026, the Fund extended its September 2024 hedging implementation to further increase its investment flexibility even in the event that this speculation continues. This includes the scope for periods of constructive market exposure even amid extreme valuations, with continued downside protection.

     Based on benchmarks used by the Advisor to gauge the adequacy of long-term Treasury yields, the Fund increased its exposure to longer-term bonds as the year progressed, generally with an average duration of 6-8 years. The Fund’s investment stance is expected to change in response to shifts in observable market conditions.

     For the fiscal year, the total return of the Fund was -0.47%, compared with a 22.32% total return in the S&P 500® Index and a 3.79% gain in the Bloomberg U.S. Aggregate Bond Index. The largest peak-to-trough loss in the Fund was -5.34%, compared with interim losses in the S&P 500® and Bloomberg Aggregate of -8.89% and -2.75%, respectively.

     The following equity holdings achieved gains in excess of $150,000 during the fiscal year ended June 30, 2026: ACM Research, Viasat, Ubiquiti, United Natural Foods, Barrick Mining and Sezzle. There were no equity losses in excess of $150,000 during this period.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Hussman Strategic Allocation Fund - $13,445
Bloomberg U.S. Aggregate Bond Index - $10,587
Bloomberg US EQ:FI 60:40 Index - $19,825
S&P 500® Index - $29,017
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Aug-2019
Jun-2020
Jun-2021
Jun-2022
Jun-2023
Jun-2024
Jun-2025
Jun-2026

Table Summary
	Hussman Strategic Allocation Fund	Bloomberg U.S. Aggregate Bond Index	Bloomberg US EQ:FI 60:40 Index	S&P 500® Index
Aug-2019	$10,000	$10,000	$10,000	$10,000
Jun-2020	$10,323	$10,579	$10,950	$10,988
Jun-2021	$12,357	$10,543	$13,554	$15,470
Jun-2022	$11,963	$9,458	$11,992	$13,828
Jun-2023	$12,210	$9,369	$13,340	$16,537
Jun-2024	$12,384	$9,616	$15,433	$20,598
Jun-2025	$13,508	$10,200	$17,296	$23,721
Jun-2026	$13,445	$10,587	$19,825	$29,017

Average Annual Total Returns

Table Summary
	1 Year	5 Years	Since Inception (August 27, 2019)
Hussman Strategic Allocation Fund	-0.47%	1.70%	4.42%
Bloomberg U.S. Aggregate Bond Index	3.79%	0.08%	0.84%
Bloomberg US EQ:FI 60:40 Index	14.62%	7.90%	10.52%
S&P 500® Index	22.32%	13.41%	16.84%

Past performance does not ensure future results.The graph and table do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. To the extent the Fund established leveraged or hedged investment positions as part of its investment program, its investment performance may deviate significantly from the performance of major stock indices for substantial portions of the market cycle. Call (800) 487-7626 or visit https://funddocs.filepoint.com/hussman/ for current month end performance.

Fund Statistics

  Net Assets$24,374,412
  Number of Portfolio Holdings212
  Advisory Fee (net of waivers)$0
  Portfolio Turnover368%

Asset Weighting (% of total investments)

Table Summary
Value	Value
U.S. Treasury Obligations	14.2%
Money Market Funds	36.7%
Common Stocks	81.2%

As of June 30, 2026, 91.9% of the value of the Fund's equity investments were hedged with option combinations (long put options/short call options) on the S&P 500® Index and Russell 2000® Index. A significant portion of money market holdings represent proceeds from written call options.

Equity Sector Weighting (% of common stocks)

Table Summary
Value	Value
Real Estate	0.4%
Utilities	1.1%
Materials	1.9%
Communications	3.5%
Industrials	7.6%
Financials	10.3%
Consumer Staples	10.7%
Energy	11.8%
Consumer Discretionary	14.7%
Technology	15.1%
Health Care	22.9%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
U.S. Treasury Inflation-Protected Notes, 1.875%, due 07/15/35	8.3%
U.S. Treasury Inflation-Protected Notes, 1.750%, due 01/15/34	2.2%
U.S. Treasury Notes, 4.375%, due 05/15/36	2.0%
U.S. Treasury Inflation-Protected Bonds, 2.125%, due 02/15/54	2.0%
PepsiCo, Inc.	1.0%
Ubiquiti, Inc.	1.0%
Incyte Corporation	0.9%
Viasat, Inc.	0.9%
Neurocrine Biosciences, Inc.	0.9%
Biogen, Inc.	0.9%

Material Fund Changes

No material changes occurred during the year ended June 30, 2026.

Hussman Strategic Allocation Fund (HSAFX)

Annual Shareholder Report - June 30, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/hussman/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

Please join our News List by visiting our website and choosing "Keep Me Informed". You will be notified of new content, including market commentary and special updates.

TSR-AR 063026-HSAFX

Hussman Strategic Total Return Fund

(HSTRX)

Annual Shareholder Report - June 30, 2026

Fund Overview

This annual shareholder report contains important information about Hussman Strategic Total Return Fund (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at https://funddocs.filepoint.com/hussman/. You can also request this information by contacting us at (800) 487-7626.

What were the Fund’s annualized costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Hussman Strategic Total Return Fund	$83	0.78%

How did the Fund perform during the reporting period?

     During the fiscal year ended June 30, 2026, the Fund increased its exposure to longer-term bonds as the year progressed, based on benchmarks used by the Advisor to gauge the adequacy of long-term Treasury yields. Amid generally rising real and nominal interest rates in the first half of 2026, the Fund held a relatively muted position in precious metals shares, allowing it to retain much of the gains that the Fund enjoyed during the preceding advance in this sector. The Fund had minor exposure to the utility and energy industries during the year. The Fund’s investment stance is expected to change in response to changes in observable market conditions.

     For the fiscal year, the total return of the Fund was 12.59%, compared with a 3.79% gain in its benchmark, the Bloomberg U.S. Aggregate Bond Index. The Fund benefited from both the fixed income and equity holdings in the portfolio. The deepest peak-to-trough loss in the Fund was -2.42% compared with -2.75% for the benchmark. The Fund has outperformed its benchmark for the past 1, 3, 5, 7, and 10 years, and since inception on September 12, 2002.

     The following holdings achieved gains in excess of $1 million during the fiscal year ended June 30, 2026: Barrick Mining, Newmont, Agnico Eagle Mines, Hecla, Kinross Gold, Royal Gold and AngloGold Ashanti. The only portfolio losses in excess of $1 million during this period was U.S. Treasury Inflation-Protected Note, 1.875%, due 7/15/2035.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Hussman Strategic Total Return Fund - $16,342
Bloomberg U.S. Aggregate Bond Index - $11,656
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Jun-2016
Jun-2017
Jun-2018
Jun-2019
Jun-2020
Jun-2021
Jun-2022
Jun-2023
Jun-2024
Jun-2025
Jun-2026

Table Summary
	Hussman Strategic Total Return Fund	Bloomberg U.S. Aggregate Bond Index
Jun-2016	$10,000	$10,000
Jun-2017	$9,650	$9,969
Jun-2018	$9,632	$9,929
Jun-2019	$10,568	$10,710
Jun-2020	$12,047	$11,646
Jun-2021	$12,373	$11,607
Jun-2022	$11,861	$10,413
Jun-2023	$11,858	$10,315
Jun-2024	$12,656	$10,587
Jun-2025	$14,515	$11,230
Jun-2026	$16,342	$11,656

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Hussman Strategic Total Return Fund	12.59%	5.72%	5.03%
Bloomberg U.S. Aggregate Bond Index	3.79%	0.08%	1.54%

Past performance does not ensure future results.The graph and table do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call (800) 487-7626 or visit https://funddocs.filepoint.com/hussman/ for current month end performance.

Fund Statistics

  Net Assets$267,262,798
  Number of Portfolio Holdings52
  Advisory Fee (net of waivers)$1,249,253
  Portfolio Turnover204%

Asset Weighting (% of total investments)

Table Summary
Value	Value
Exchange-Traded Funds	0.8%
Common Stocks	3.8%
Money Market Funds	16.2%
U.S. Treasury Obligations	79.2%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
U.S. Treasury Inflation-Protected Notes, 1.875%, due 07/15/35	24.6%
U.S. Treasury Notes, 3.375%, due 02/29/28	12.9%
U.S. Treasury Bills, 3.520%, due 11/27/26	11.1%
U.S. Treasury Notes, 3.500%, due 02/28/31	10.9%
U.S. Treasury Notes, 4.375%, due 05/15/36	7.5%
U.S. Treasury Inflation-Protected Notes, 2.500%, due 01/15/29	5.9%
U.S. Treasury Inflation-Protected Notes, 0.125%, due 01/15/30	4.5%
U.S. Treasury Notes, 1.500%, due 08/15/26	3.7%
U.S. Treasury Inflation-Protected Notes, 1.750%, due 01/15/34	2.0%
U.S. Treasury Inflation-Protected Bonds, 2.125%, due 02/15/54	1.8%

Material Fund Changes

No material changes occurred during the year ended June 30, 2026.

Hussman Strategic Total Return Fund (HSTRX)

Annual Shareholder Report - June 30, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/hussman/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

Please join our News List by visiting our website and choosing "Keep Me Informed". You will be notified of new content, including market commentary and special updates.

TSR-AR 063026-HSTRX

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. Pursuant to Item 13(a)(1), a copy of Registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the Registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After evaluation of the accounting environment within which the Registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $49,500 and $49,500 with respect to the Registrant’s fiscal years ended June 30, 2026 and 2025, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal years ended June 30, 2026 and 2025 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,000 and $12,000 with respect to the Registrant’s fiscal years ended June 30, 2026 and 2025, respectively. The services comprising these fees include the preparation of the Registrant’s federal income tax returns and the preparation of the Funds’ excise tax returns (which includes review of the Funds’ required distributions).

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the Registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•	Services associated with SEC registration statements filed by the Registrant with the SEC or other documents issued by the Registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000
•	Consultations with management of the Registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, PCAOB or other regulatory or standard setting bodies – $6,000
•	All additional tax services provided to the Registrant in the aggregate – $6,000

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) During the fiscal years ended June 30, 2026 and 2025, aggregate non-audit fees of $12,000 and $12,000, respectively, were billed by the Registrant’s principal accountant for services rendered to the Registrant. No non-audit fees were billed in either of the last two fiscal years by the Registrant’s principal accountant for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)	The principal accountant has not provided any non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a) The Registrant(s) schedule(s) of investments is included in the Financial Statements under Item 7 of this form.

(b) Not applicable

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC MARKET CYCLE FUND

HUSSMAN STRATEGIC ALLOCATION FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

ANNUAL
FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION

June 30, 2026

Table of Contents

Schedules of Investments
Hussman Strategic Market Cycle Fund	1
Hussman Strategic Allocation Fund	11
Hussman Strategic Total Return Fund	22
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets
Hussman Strategic Market Cycle Fund	28
Hussman Strategic Allocation Fund	29
Hussman Strategic Total Return Fund	30
Financial Highlights
Hussman Strategic Market Cycle Fund	31
Hussman Strategic Allocation Fund	32
Hussman Strategic Total Return Fund	33
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	53
Additional Information	55
Federal Tax Information	62

Hussman Strategic Market Cycle Fund Schedule of Investments
June 30, 2026

COMMON STOCKS — 114.6%	Shares	Value
Communications — 4.0%
Internet Media & Services — 3.1%
Alphabet, Inc. - Class A (a)	8,000	$2,858,960
Alphabet, Inc. - Class C (a)	4,000	1,413,320
Match Group, Inc. (a)	80,000	3,044,000
Ziff Davis, Inc. (a)(b)	70,000	3,665,900
		10,982,180
Telecommunications — 0.9%
Lumen Technologies, Inc. (a)(b)	140,000	1,075,200
Verizon Communications, Inc. (a)	50,000	2,117,000
		3,192,200
Consumer Discretionary — 16.8%
Apparel & Textile Products — 2.1%
Carter’s, Inc. (a)	60,000	2,469,600
PVH Corporation (a)	20,000	1,485,200
Steven Madden Ltd. (a)	80,000	3,368,000
		7,322,800
Automotive — 3.2%
Aptiv plc (a)(b)	40,000	2,455,200
General Motors Company (a)	20,000	1,541,600
Gentex Corporation (a)	60,000	1,516,200
Lear Corporation (a)	20,000	2,681,200
Visteon Corporation (a)	30,000	2,976,300
		11,170,500
E-Commerce Discretionary — 0.9%
Etsy, Inc. (a)(b)	40,000	3,013,200

Home Construction — 0.4%
Forestar Group, Inc. (a)(b)	50,000	1,582,500

Leisure Facilities & Services — 1.8%
Arcos Dorados Holdings, Inc. - Class A (a)	100,000	806,000
Domino’s Pizza, Inc. (a)	4,000	1,184,160
Las Vegas Sands Corporation (a)	20,000	923,800
Red Rock Resorts, Inc. - Class A (a)	20,000	1,301,200
Restaurant Brands International, Inc. (a)	30,000	2,175,300
		6,390,460
Leisure Products — 1.9%
LCI Industries (a)	10,000	1,058,800
Mattel, Inc. (a)(b)	80,000	1,110,400

1

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 114.6% (continued)	Shares	Value
Consumer Discretionary — 16.8% (continued)
Leisure Products — 1.9% (continued)
Polaris, Inc. (a)	20,000	$1,368,800
YETI Holdings, Inc. (a)(b)	60,000	2,973,600
		6,511,600
Retail - Discretionary — 5.2%
Academy Sports & Outdoors, Inc. (a)	40,000	1,885,200
Advance Auto Parts, Inc. (a)	40,000	2,488,800
American Eagle Outfitters, Inc. (a)	200,000	3,440,000
Buckle, Inc. (The) (a)	60,000	2,532,000
Dick’s Sporting Goods, Inc. (a)	4,000	907,240
Gap, Inc. (The) (a)	80,000	1,494,400
Macy’s, Inc. (a)	120,000	2,826,000
Urban Outfitters, Inc. (a)(b)	40,000	2,834,400
		18,408,040
Specialty Retail — 1.3%
Lululemon Athletica, Inc. (b)	10,000	1,141,800
Ulta Beauty, Inc. (a)(b)	8,000	3,607,840
		4,749,640
Consumer Staples — 12.3%
Beverages — 1.9%
Coca-Cola Company (The) (a)	20,000	1,625,400
PepsiCo, Inc. (a)	36,000	4,874,400
		6,499,800
Food — 4.9%
Campbell’s Company (The) (a)	160,000	3,563,200
General Mills, Inc. (a)	100,000	3,480,000
Hershey Company (The) (a)	24,000	4,210,800
J.M. Smucker Company (The) (a)	10,000	1,125,000
Post Holdings, Inc. (a)(b)	20,000	1,765,200
Tootsie Roll Industries, Inc. (a)	80,000	3,164,000
		17,308,200
Household Products — 1.4%
Clorox Company (The) (a)	10,000	954,400
Colgate-Palmolive Company (a)	20,000	1,833,600
Kimberly-Clark Corporation (a)	6,000	658,620
Reynolds Consumer Products, Inc. (a)	60,000	1,611,000
		5,057,620

2

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 114.6% (continued)	Shares	Value
Consumer Staples — 12.3% (continued)
Retail - Consumer Staples — 2.1%
Dollar General Corporation (a)	30,000	$3,453,300
Five Below, Inc. (a)(b)	14,000	2,517,060
Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	20,000	1,537,600
		7,507,960
Wholesale - Consumer Staples — 2.0%
Archer-Daniels-Midland Company (a)	32,000	2,444,800
Sysco Corporation (a)	10,000	835,800
United Natural Foods, Inc. (a)(b)	80,000	3,653,600
		6,934,200
Energy — 13.5%
Oil & Gas Producers — 5.7%
APA Corporation (a)	100,000	3,257,000
California Resources Corporation (a)	20,000	1,057,400
Cheniere Energy Partners, L.P. (a)	40,000	2,438,000
Devon Energy Corporation (a)	60,000	2,479,200
Diamondback Energy, Inc. (a)	14,000	2,460,920
Mach Natural Resources, L.P. (a)	100,000	1,264,000
Matador Resources Company (a)	50,000	2,489,000
Northern Oil & Gas, Inc. (a)	20,000	363,000
Par Pacific Holdings, Inc. (a)(b)	30,000	1,682,400
SM Energy Company (a)	100,000	2,610,000
		20,100,920
Oil & Gas Services & Equipment — 3.0%
Halliburton Company (a)	40,000	1,358,000
Helmerich & Payne, Inc. (a)	40,000	1,309,600
Innovex International, Inc. (a)(b)	40,000	992,000
Nabors Industries Ltd. (a)(b)	10,000	840,100
Noble Corporation plc (a)	40,000	1,492,000
RPC, Inc. (a)	100,000	583,000
SLB Ltd. (a)	40,000	1,859,600
Valaris Ltd. (a)(b)	30,000	2,178,000
		10,612,300
Oil, Gas & Consumable Fuels — 0.6%
Venture Global, Inc. - Class A (a)	200,000	2,226,000

Renewable Energy — 4.2%
Ameresco, Inc. - Class A (a)(b)	100,000	2,760,000

3

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 114.6% (continued)	Shares	Value
Energy — 13.5% (continued)
Renewable Energy — 4.2% (continued)
First Solar, Inc. (a)(b)	8,000	$1,887,680
Shoals Technologies Group, Inc. - Class A (a)(b)	240,000	2,376,000
SolarEdge Technologies, Inc. (a)(b)	40,000	2,337,600
Sunrun, Inc. (a)(b)	180,000	2,408,400
T1 Energy, Inc. (a)(b)	300,000	2,844,000
		14,613,680
Financials — 11.9%
Asset Management — 1.4%
Acadian Asset Management, Inc. (a)	30,000	2,145,600
Federated Hermes, Inc. (a)	20,000	1,104,400
HA Sustainable Infrastructure Capital, Inc. (a)	40,000	1,562,000
		4,812,000
Banking — 5.4%
Bank OZK (a)	60,000	3,125,400
BankUnited, Inc. (a)	50,000	2,422,500
Bladex, Inc. - Class E (a)	20,000	1,229,400
Citigroup, Inc. (a)	10,000	1,399,600
Customers Bancorp, Inc. (a)(b)	20,000	1,582,000
First Interstate BancSystem, Inc. - Class A (a)	40,000	1,542,400
Provident Financial Services, Inc. (a)	140,000	3,309,600
Valley National Bancorp (a)	140,000	2,051,000
WaFd, Inc. (a)	40,000	1,534,800
Western Alliance Bancorp (a)	10,000	822,000
		19,018,700
Institutional Financial Services — 1.2%
Northern Trust Corporation (a)	14,000	2,433,760
State Street Corporation (a)	10,000	1,696,000
		4,129,760
Insurance — 2.4%
Hamilton Insurance Group Ltd. - Class B (a)	60,000	2,036,400
Lincoln National Corporation (a)	40,000	1,414,000
Mercury General Corporation (a)	30,000	3,198,600
RenaissanceRe Holdings Ltd. (a)	6,000	1,901,400
		8,550,400
Specialty Finance — 1.5%
Bread Financial Holdings, Inc. (a)	26,000	2,817,100
Synchrony Financial (a)	30,000	2,281,500
		5,098,600

4

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 114.6% (continued)	Shares	Value
Health Care — 26.3%
Biotech & Pharma — 19.9%
ACADIA Pharmaceuticals, Inc. (a)(b)	60,000	$1,518,000
Alkermes plc (a)(b)	40,000	2,095,800
Amgen, Inc. (a)	8,000	2,896,960
AnaptysBio, Inc. (a)(b)	20,000	1,350,000
ANI Pharmaceuticals, Inc. (a)(b)	30,000	2,483,400
Ardelyx, Inc. (a)(b)	400,000	2,040,000
Arrowhead Pharmaceuticals, Inc. (a)(b)	20,000	1,630,200
Aurinia Pharmaceuticals, Inc. (a)(b)	200,000	3,394,000
BioCryst Pharmaceuticals, Inc. (a)(b)	200,000	2,000,000
Biogen, Inc. (a)(b)	20,000	4,321,200
Exelixis, Inc. (a)(b)	40,000	2,176,400
Halozyme Therapeutics, Inc. (a)(b)	40,000	3,130,800
ImmunityBio, Inc. (a)(b)	140,000	1,225,700
Incyte Corporation (a)(b)	40,000	4,534,400
Inhibrx Biosciences, Inc. (a)(b)	30,000	2,842,500
Innoviva, Inc. (a)(b)	100,000	2,271,000
Jazz Pharmaceuticals plc (a)(b)	4,000	963,880
Madrigal Pharmaceuticals, Inc. (a)(b)	2,000	1,073,900
Neurocrine Biosciences, Inc. (a)(b)	26,000	4,381,910
Pfizer, Inc. (a)	40,000	963,200
Phibro Animal Health Corporation - Class A	40,000	1,256,000
Praxis Precision Medicines, Inc. (a)(b)	4,000	1,339,160
PTC Therapeutics, Inc. (a)(b)	30,000	2,447,100
Regeneron Pharmaceuticals, Inc. (a)	5,000	3,117,700
Royalty Pharma plc - Class A (a)	20,000	1,121,400
Sarepta Therapeutics, Inc. (b)	140,000	2,515,800
Septerna, Inc. (a)(b)	60,000	2,009,400
Stoke Therapeutics, Inc. (a)(b)	40,000	1,308,800
Syndax Pharmaceuticals, Inc. (a)(b)	80,000	1,748,800
Tarsus Pharmaceuticals, Inc. (a)(b)	20,000	1,258,800
TG Therapeutics, Inc. (a)(b)	50,000	2,747,000
United Therapeutics Corporation (a)(b)	2,000	1,083,660
Zoetis, Inc. (a)	10,000	718,600
		69,965,470
Health Care Facilities & Services — 4.2%
Astrana Health, Inc. (a)(b)	40,000	1,856,400
CVS Health Corporation (a)	24,000	2,482,800

5

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 114.6% (continued)	Shares	Value
Health Care — 26.3% (continued)
Health Care Facilities & Services — 4.2% (continued)
Guardian Pharmacy Services, Inc. - Class A (a)(b)	20,000	$837,400
Medpace Holdings, Inc. (a)(b)	6,000	3,177,540
PACS Group, Inc. (a)(b)	80,000	3,411,200
Pediatrix Medical Group, Inc. (a)(b)	60,000	1,519,800
Universal Health Services, Inc. - Class B (a)	10,000	1,486,900
		14,772,040
Medical Equipment & Devices — 2.2%
10X Genomics, Inc. - Class A (a)(b)	40,000	1,533,600
Globus Medical, Inc. - Class A (a)(b)	40,000	3,160,400
Illumina, Inc. (a)(b)	12,000	2,109,960
Neogen Corporation (a)(b)	100,000	899,000
		7,702,960
Industrials — 8.7%
Aerospace & Defense — 0.4%
Amprius Technologies, Inc. (a)(b)	100,000	1,386,000

Commercial Support Services — 2.3%
Cimpress plc (a)(b)	40,000	4,068,000
FTI Consulting, Inc. (a)(b)	6,000	894,060
Healthcare Services Group, Inc. (a)(b)	120,000	2,947,200
		7,909,260
Electrical Equipment — 1.2%
Nextpower, Inc. - Class A (a)(b)	24,000	2,859,360
Sensata Technologies Holding plc (a)	30,000	1,432,200
		4,291,560
Engineering & Construction — 0.8%
Frontdoor, Inc. (a)(b)	20,000	1,551,800
Uniti Group, Inc. (a)(b)	100,000	1,147,000
		2,698,800
Industrial Intermediate Products — 0.9%
Proto Labs, Inc. (a)(b)	40,000	3,260,400

Transportation & Logistics — 3.1%
American Airlines Group, Inc. (a)(b)	140,000	2,529,800
Costamare, Inc. (a)	120,000	1,682,400
Expeditors International of Washington, Inc. (a)	10,000	1,629,800
FLEX LNG Ltd. (a)	40,000	1,122,400
Navios Maritime Partners, L.P.	10,000	700,700

6

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 114.6% (continued)	Shares	Value
Industrials — 8.7% (continued)
Transportation & Logistics — 3.1% (continued)
Southwest Airlines Company (a)	40,000	$2,056,800
Teekay Tankers Ltd. - Class A (a)	20,000	1,297,400
		11,019,300
Materials — 2.1%
Chemicals — 0.9%
CF Industries Holdings, Inc. (a)	20,000	2,165,200
CVR Partners, L.P. (a)	10,000	1,114,800
		3,280,000
Metals & Mining — 1.2%
Agnico Eagle Mines Ltd. (a)	6,000	930,780
Alamos Gold, Inc. - Class A (a)	4,000	121,360
AngloGold Ashanti plc (a)	2,000	161,780
Barrick Mining Corporation (a)	30,000	1,101,900
Hecla Mining Company (a)	2,000	30,860
Kinross Gold Corporation (a)	4,000	94,480
Newmont Corporation (a)	12,000	1,120,800
Pan American Silver Corporation (a)	4,000	179,160
Royal Gold, Inc. (a)	1,000	199,610
SSR Mining, Inc. (a)(b)	10,000	282,800
		4,223,530
Real Estate — 0.4%
REITs — 0.4%
SBA Communications Corporation - Class A (a)	8,000	1,411,680

Technology — 17.3%
Semiconductors — 2.7%
Cirrus Logic, Inc. (a)(b)	12,000	1,782,360
IPG Photonics Corporation (a)(b)	20,000	2,346,400
Photronics, Inc. (a)(b)	80,000	2,602,400
Rambus, Inc. (a)(b)	14,000	1,858,360
Universal Display Corporation	10,000	865,900
		9,455,420
Software — 5.9%
Adobe, Inc. (a)(b)	10,000	2,050,200
Akamai Technologies, Inc. (a)(b)	24,000	2,837,040
Clear Secure, Inc. - Class A (a)	30,000	1,671,900
Concentrix Corporation	40,000	896,200
Fastly, Inc. - Class A (a)(b)	140,000	2,570,400

7

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 114.6% (continued)	Shares	Value
Technology — 17.3% (continued)
Software — 5.9% (continued)
GigaCloud Technology, Inc. - Class A (a)(b)	80,000	$2,528,000
RingCentral, Inc. - Class A (a)	40,000	1,559,200
Salesforce, Inc. (a)	20,000	3,133,200
Teradata Corporation (a)(b)	100,000	3,465,000
		20,711,140
Technology Hardware — 3.8%
Ingram Micro Holding Corporation (a)	80,000	2,194,400
Super Micro Computer, Inc. (a)(b)	60,000	1,759,800
Ubiquiti, Inc. (a)	9,000	4,806,270
Viasat, Inc. (a)(b)	50,000	4,490,500
		13,250,970
Technology Services — 4.9%
Accenture plc - Class A (a)	10,000	1,244,400
Booz Allen Hamilton Holding Corporation (a)	20,000	1,213,400
Cognizant Technology Solutions Corporation - Class A (a)	60,000	2,323,800
dLocal Ltd. (a)	160,000	2,079,200
EPAM Systems, Inc. (a)(b)	26,000	2,063,100
Genpact Ltd. (a)	80,000	2,200,000
Globant S.A. (a)(b)	40,000	1,157,600
Matrix IT Ltd.	35,269	872,908
Maximus, Inc. (a)	20,000	1,075,200
Pagseguro Digital Ltd. - Class A (a)	200,000	1,810,000
WEX, Inc. (a)(b)	10,000	1,410,900
		17,450,508
Utilities — 1.3%
Electric Utilities — 1.3%
Brookfield Infrastructure Partners, L.P. (a)	70,000	2,554,300
Fluence Energy, Inc. (a)(b)	100,000	1,988,000
		4,542,300

Total Common Stocks (Cost $368,727,903)		$403,124,598

8

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2026

EXCHANGE-TRADED CALL OPTION CONTRACTS — 0.7%	Contracts	Notional Amount	Value
Russell 2000® Index Option, 07/10/2026 at $3,050	610	$184,486,570	$1,441,283
S&P 500® Index Option, 07/10/2026 at $7,550	280	209,982,080	991,701
Total Call Option Contracts (Cost $2,500,996)		$394,468,650	$2,432,984

EXCHANGE-TRADED PUT OPTION CONTRACTS — 2.2%	Contracts	Notional Amount	Value
Russell 2000® Index Option, 08/21/2026 at $3,000	610	$184,486,570	$4,606,118
S&P 500® Index Option, 08/21/2026 at $7,400	280	209,982,080	3,067,998
Total Put Option Contracts (Cost $8,389,945)		$394,468,650	$7,674,116

Total Investments at Value — 117.5% (Cost $379,618,844)			$413,231,698

MONEY MARKET FUNDS — 44.4%	Shares	Value
Invesco Treasury Portfolio - Institutional Class, 3.56% (c) (Cost $156,133,965)	156,133,965	$156,133,965

Total Investments and Money Market Funds at Value —161.9% (Cost $535,752,809)		$569,365,663

Written Call Option Contracts — (61.1%)		(214,891,233)

Liabilities in Excess of Other Assets — (0.8%)		(2,877,632)

Net Assets — 100.0%		$351,596,798

(a)	All or portion of the security is used as collateral to cover written call options. The total value of the securities held as collateral as of June 30, 2026 was $394,875,290.
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of June 30, 2026.
See accompanying notes to financial statements.

9

Hussman Strategic Market Cycle Fund Schedule of Open Written Option Contracts
June 30, 2026

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000® Index Option	610	$184,486,570	$1,400	09/18/2026	$99,493,023
S&P 500® Index Option	280	209,982,080	3,400	09/18/2026	115,398,210
Total Written Call Option Contracts (Premiums received $204,942,625)		$394,468,650			$214,891,233

See accompanying notes to financial statements.

10

Hussman Strategic Allocation Fund Schedule of Investments
June 30, 2026

COMMON STOCKS — 82.7%	Shares	Value
Communications — 2.9%
Internet Media & Services — 2.2%
Alphabet, Inc. - Class A (a)	400	$142,948
Alphabet, Inc. - Class C (a)	200	70,666
Match Group, Inc. (a)	4,000	152,200
Ziff Davis, Inc. (a)(b)	3,500	183,295
		549,109
Telecommunications — 0.7%
Lumen Technologies, Inc. (a)(b)	7,000	53,760
Verizon Communications, Inc. (a)	2,500	105,850
		159,610
Consumer Discretionary — 12.1%
Apparel & Textile Products — 1.5%
Carter’s, Inc. (a)	3,000	123,480
PVH Corporation (a)	1,000	74,260
Steven Madden Ltd. (a)	4,000	168,400
		366,140
Automotive — 2.3%
Aptiv plc (a)(b)	2,000	122,760
General Motors Company (a)	1,000	77,080
Gentex Corporation (a)	3,000	75,810
Lear Corporation (a)	1,000	134,060
Visteon Corporation (a)	1,500	148,815
		558,525
E-Commerce Discretionary — 0.6%
Etsy, Inc. (a)(b)	2,000	150,660

Home Construction — 0.3%
Forestar Group, Inc. (a)(b)	2,500	79,125

Leisure Facilities & Services — 1.3%
Arcos Dorados Holdings, Inc. - Class A (a)	5,000	40,300
Domino’s Pizza, Inc.	200	59,208
Las Vegas Sands Corporation (a)	1,000	46,190
Red Rock Resorts, Inc. - Class A (a)	1,000	65,060
Restaurant Brands International, Inc. (a)	1,500	108,765
		319,523
Leisure Products — 1.3%
LCI Industries (a)	500	52,940

11

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 82.7% (continued)	Shares	Value
Consumer Discretionary — 12.1% (continued)
Leisure Products — 1.3% (continued)
Mattel, Inc. (a)(b)	4,000	$55,520
Polaris, Inc. (a)	1,000	68,440
YETI Holdings, Inc. (a)(b)	3,000	148,680
		325,580
Retail - Discretionary — 3.8%
Academy Sports & Outdoors, Inc. (a)	2,000	94,260
Advance Auto Parts, Inc. (a)	2,000	124,440
American Eagle Outfitters, Inc. (a)	10,000	172,000
Buckle, Inc. (The) (a)	3,000	126,600
Dick’s Sporting Goods, Inc.	200	45,362
Gap, Inc. (The)	4,000	74,720
Macy’s, Inc. (a)	6,000	141,300
Urban Outfitters, Inc. (a)(b)	2,000	141,720
		920,402
Specialty Retail — 1.0%
Lululemon Athletica, Inc. (a)(b)	500	57,090
Ulta Beauty, Inc. (a)(b)	400	180,392
		237,482
Consumer Staples — 8.9%
Beverages — 1.3%
Coca-Cola Company (The) (a)	1,000	81,270
PepsiCo, Inc. (a)	1,800	243,720
		324,990
Food — 3.6%
Campbell’s Company (The) (a)	8,000	178,160
General Mills, Inc. (a)	5,000	174,000
Hershey Company (The) (a)	1,200	210,540
J.M. Smucker Company (The) (a)	500	56,250
Post Holdings, Inc. (a)(b)	1,000	88,260
Tootsie Roll Industries, Inc. (a)	4,000	158,200
		865,410
Household Products — 1.0%
Clorox Company (The) (a)	500	47,720
Colgate-Palmolive Company (a)	1,000	91,680
Kimberly-Clark Corporation (a)	300	32,931
Reynolds Consumer Products, Inc. (a)	3,000	80,550
		252,881

12

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 82.7% (continued)	Shares	Value
Consumer Staples — 8.9% (continued)
Retail - Consumer Staples — 1.6%
Dollar General Corporation (a)	1,500	$172,665
Five Below, Inc. (a)(b)	700	125,853
Ollie’s Bargain Outlet Holdings, Inc. (b)	1,000	76,880
		375,398
Wholesale - Consumer Staples — 1.4%
Archer-Daniels-Midland Company (a)	1,600	122,240
Sysco Corporation (a)	500	41,790
United Natural Foods, Inc. (a)(b)	4,000	182,680
		346,710
Energy — 9.8%
Oil & Gas Producers — 4.1%
APA Corporation (a)	5,000	162,850
California Resources Corporation (a)	1,000	52,870
Cheniere Energy Partners, L.P. (a)	2,000	121,900
Devon Energy Corporation (a)	3,000	123,960
Diamondback Energy, Inc. (a)	700	123,046
Mach Natural Resources, L.P. (a)	5,000	63,200
Matador Resources Company (a)	2,500	124,450
Northern Oil & Gas, Inc. (a)	1,000	18,150
Par Pacific Holdings, Inc. (a)(b)	1,500	84,120
SM Energy Company (a)	5,000	130,500
		1,005,046
Oil & Gas Services & Equipment — 2.2%
Halliburton Company	2,000	67,900
Helmerich & Payne, Inc. (a)	2,000	65,480
Innovex International, Inc. (a)(b)	2,000	49,600
Nabors Industries Ltd. (a)(b)	500	42,005
Noble Corporation plc (a)	2,000	74,600
RPC, Inc. (a)	5,000	29,150
SLB Ltd. (a)	2,000	92,980
Valaris Ltd. (a)(b)	1,500	108,900
		530,615
Oil, Gas & Consumable Fuels — 0.5%
Venture Global, Inc. - Class A (a)	10,000	111,300

Renewable Energy — 3.0%
Ameresco, Inc. - Class A (a)(b)	5,000	138,000

13

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 82.7% (continued)	Shares	Value
Energy — 9.8% (continued)
Renewable Energy — 3.0% (continued)
First Solar, Inc. (a)(b)	400	$94,384
Shoals Technologies Group, Inc. - Class A (a)(b)	12,000	118,800
SolarEdge Technologies, Inc. (b)	2,000	116,880
Sunrun, Inc. (a)(b)	9,000	120,420
T1 Energy, Inc. (a)(b)	15,000	142,200
		730,684
Financials — 8.5%
Asset Management — 1.0%
Acadian Asset Management, Inc. (a)	1,500	107,280
Federated Hermes, Inc. (a)	1,000	55,220
HA Sustainable Infrastructure Capital, Inc. (a)	2,000	78,100
		240,600
Banking — 3.9%
Bank OZK (a)	3,000	156,270
BankUnited, Inc. (a)	2,500	121,125
Bladex, Inc. - Class E (a)	1,000	61,470
Citigroup, Inc. (a)	500	69,980
Customers Bancorp, Inc. (a)(b)	1,000	79,100
First Interstate BancSystem, Inc. - Class A (a)	2,000	77,120
Provident Financial Services, Inc. (a)	7,000	165,480
Valley National Bancorp (a)	7,000	102,550
WaFd, Inc. (a)	2,000	76,740
Western Alliance Bancorp	500	41,100
		950,935
Institutional Financial Services — 0.8%
Northern Trust Corporation (a)	700	121,688
State Street Corporation (a)	500	84,800
		206,488
Insurance — 1.8%
Hamilton Insurance Group Ltd. - Class B (a)	3,000	101,820
Lincoln National Corporation (a)	2,000	70,700
Mercury General Corporation (a)	1,500	159,930
RenaissanceRe Holdings Ltd. (a)	300	95,070
		427,520
Specialty Finance — 1.0%
Bread Financial Holdings, Inc. (a)	1,300	140,855
Synchrony Financial (a)	1,500	114,075
		254,930

14

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 82.7% (continued)	Shares	Value
Health Care — 19.0%
Biotech & Pharma — 14.4%
ACADIA Pharmaceuticals, Inc. (b)	3,000	$75,900
Alkermes plc (a)(b)	2,000	104,790
Amgen, Inc. (a)	400	144,848
AnaptysBio, Inc. (a)(b)	1,000	67,500
ANI Pharmaceuticals, Inc. (a)(b)	1,500	124,170
Ardelyx, Inc. (a)(b)	20,000	102,000
Arrowhead Pharmaceuticals, Inc. (a)(b)	1,000	81,510
Aurinia Pharmaceuticals, Inc. (a)(b)	10,000	169,700
BioCryst Pharmaceuticals, Inc. (a)(b)	10,000	100,000
Biogen, Inc. (a)(b)	1,000	216,060
Exelixis, Inc. (a)(b)	2,000	108,820
Halozyme Therapeutics, Inc. (a)(b)	2,000	156,540
ImmunityBio, Inc. (a)(b)	7,000	61,285
Incyte Corporation (a)(b)	2,000	226,720
Inhibrx Biosciences, Inc. (a)(b)	1,500	142,125
Innoviva, Inc. (a)(b)	5,000	113,550
Jazz Pharmaceuticals plc (a)(b)	200	48,194
Madrigal Pharmaceuticals, Inc. (b)	100	53,695
Neurocrine Biosciences, Inc. (a)(b)	1,300	219,095
Pfizer, Inc. (a)	2,000	48,160
Phibro Animal Health Corporation - Class A	2,000	62,800
Praxis Precision Medicines, Inc. (a)(b)	200	66,958
PTC Therapeutics, Inc. (a)(b)	1,500	122,355
Regeneron Pharmaceuticals, Inc. (a)	250	155,885
Royalty Pharma plc - Class A (a)	1,000	56,070
Sarepta Therapeutics, Inc. (b)	7,000	125,790
Septerna, Inc. (a)(b)	3,000	100,470
Stoke Therapeutics, Inc. (a)(b)	2,000	65,440
Syndax Pharmaceuticals, Inc. (a)(b)	4,000	87,440
Tarsus Pharmaceuticals, Inc. (a)(b)	1,000	62,940
TG Therapeutics, Inc. (b)	2,500	137,350
United Therapeutics Corporation (a)(b)	100	54,183
Zoetis, Inc. (a)	500	35,930
		3,498,273
Health Care Facilities & Services — 3.0%
Astrana Health, Inc. (a)(b)	2,000	92,820
CVS Health Corporation (a)	1,200	124,140

15

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 82.7% (continued)	Shares	Value
Health Care — 19.0% (continued)
Health Care Facilities & Services — 3.0% (continued)
Guardian Pharmacy Services, Inc. - Class A (a)(b)	1,000	$41,870
Medpace Holdings, Inc. (a)(b)	300	158,877
PACS Group, Inc. (a)(b)	4,000	170,560
Pediatrix Medical Group, Inc. (a)(b)	3,000	75,990
Universal Health Services, Inc. - Class B	500	74,345
		738,602
Medical Equipment & Devices — 1.6%
10X Genomics, Inc. - Class A (a)(b)	2,000	76,680
Globus Medical, Inc. - Class A (a)(b)	2,000	158,020
Illumina, Inc. (a)(b)	600	105,498
Neogen Corporation (a)(b)	5,000	44,950
		385,148
Industrials — 6.3%
Aerospace & Defense — 0.3%
Amprius Technologies, Inc. (a)(b)	5,000	69,300

Commercial Support Services — 1.6%
Cimpress plc (a)(b)	2,000	203,400
FTI Consulting, Inc. (b)	300	44,703
Healthcare Services Group, Inc. (a)(b)	6,000	147,360
		395,463
Electrical Equipment — 0.9%
Nextpower, Inc. - Class A (a)(b)	1,200	142,968
Sensata Technologies Holding plc (a)	1,500	71,610
		214,578
Engineering & Construction — 0.5%
Frontdoor, Inc. (a)(b)	1,000	77,590
Uniti Group, Inc. (b)	5,000	57,350
		134,940
Industrial Intermediate Products — 0.7%
Proto Labs, Inc. (a)(b)	2,000	163,020

Transportation & Logistics — 2.3%
American Airlines Group, Inc. (a)(b)	7,000	126,490
Costamare, Inc. (a)	6,000	84,120
Expeditors International of Washington, Inc. (a)	500	81,490
FLEX LNG Ltd. (a)	2,000	56,120
Navios Maritime Partners, L.P.	500	35,035

16

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 82.7% (continued)	Shares	Value
Industrials — 6.3% (continued)
Transportation & Logistics — 2.3% (continued)
Southwest Airlines Company (a)	2,000	$102,840
Teekay Tankers Ltd. - Class A (a)	1,000	64,870
		550,965
Materials — 1.5%
Chemicals — 0.7%
CF Industries Holdings, Inc. (a)	1,000	108,260
CVR Partners, L.P. (a)	500	55,740
		164,000
Metals & Mining — 0.8%
Agnico Eagle Mines Ltd. (a)	300	46,539
Alamos Gold, Inc. - Class A (a)	200	6,068
AngloGold Ashanti plc (a)	100	8,089
Barrick Mining Corporation (a)	1,500	55,095
Hecla Mining Company	100	1,543
Kinross Gold Corporation	200	4,724
Newmont Corporation (a)	600	56,040
Pan American Silver Corporation	200	8,958
Royal Gold, Inc. (a)	50	9,980
SSR Mining, Inc. (a)(b)	500	14,140
		211,176
Real Estate — 0.3%
REITs — 0.3%
SBA Communications Corporation - Class A (a)	400	70,584

Technology — 12.5%
Semiconductors — 1.9%
Cirrus Logic, Inc. (a)(b)	600	89,118
IPG Photonics Corporation (a)(b)	1,000	117,320
Photronics, Inc. (a)(b)	4,000	130,120
Rambus, Inc. (a)(b)	700	92,918
Universal Display Corporation (a)	500	43,295
		472,771
Software — 4.3%
Adobe, Inc. (a)(b)	500	102,510
Akamai Technologies, Inc. (a)(b)	1,200	141,852
Clear Secure, Inc. - Class A (a)	1,500	83,595
Concentrix Corporation (a)	2,000	44,810

17

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 82.7% (continued)	Shares	Value
Technology — 12.5% (continued)
Software — 4.3% (continued)
Fastly, Inc. - Class A (a)(b)	7,000	$128,520
GigaCloud Technology, Inc. - Class A (a)(b)	4,000	126,400
RingCentral, Inc. - Class A (a)	2,000	77,960
Salesforce, Inc. (a)	1,000	156,660
Teradata Corporation (a)(b)	5,000	173,250
		1,035,557
Technology Hardware — 2.7%
Ingram Micro Holding Corporation (a)	4,000	109,720
Super Micro Computer, Inc. (a)(b)	3,000	87,990
Ubiquiti, Inc. (a)	450	240,314
Viasat, Inc. (a)(b)	2,500	224,525
		662,549
Technology Services — 3.6%
Accenture plc - Class A (a)	500	62,220
Booz Allen Hamilton Holding Corporation	1,000	60,670
Cognizant Technology Solutions Corporation - Class A (a)	3,000	116,190
dLocal Ltd. (a)	8,000	103,960
EPAM Systems, Inc. (a)(b)	1,300	103,155
Genpact Ltd. (a)	4,000	110,000
Globant S.A. (a)(b)	2,000	57,880
Matrix IT Ltd.	1,763	43,634
Maximus, Inc. (a)	1,000	53,760
Pagseguro Digital Ltd. - Class A (a)	10,000	90,500
WEX, Inc. (b)	500	70,545
		872,514
Utilities — 0.9%
Electric Utilities — 0.9%
Brookfield Infrastructure Partners, L.P. (a)	3,500	127,715
Fluence Energy, Inc. (a)(b)	5,000	99,400
		227,115

Total Common Stocks (Cost $18,448,174)		$20,156,218

18

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2026

U.S. TREASURY OBLIGATIONS — 14.5%	Par Value	Value
U.S. Treasury Inflation-Protected Bonds — 2.0%
2.125%, due 02/15/2054	$542,810	$478,220

U.S. Treasury Inflation-Protected Notes — 10.5%
1.750%, due 01/15/2034	542,250	531,198
1.875%, due 07/15/2035	2,067,280	2,027,608
		2,558,806
U.S. Treasury Notes — 2.0%
4.375%, due 05/15/2036	500,000	497,344

Total U.S. Treasury Obligations (Cost $3,612,889)		$3,534,370

EXCHANGE—TRADED PUT OPTION CONTRACTS — 0.0% (c)	Contracts	Notional Amount	Value
Russell 2000® Index Options, 09/18/2026 at $1,600	29	$8,770,673	$2,249
S&P 500® Index Options, 09/18/2026 at $4,600	13	9,749,168	5,831
Total Put Option Contracts (Cost $27,946)		$18,519,841	$8,080

Total Investments at Value — 97.2% (Cost $22,089,009)			$23,698,668

19

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2026

MONEY MARKET FUNDS — 37.4%	Shares	Value
Invesco Treasury Portfolio - Institutional Class, 3.56% (d) (Cost $9,111,303)	9,111,303	$9,111,303

Total Investments and Money Market Funds at Value — 134.6% (Cost $31,200,312)		$32,809,971

Written Call Option Contracts — (32.7%)		(7,970,799)

Liabilities in Excess of Other Assets — (1.9%)		(464,760)

Net Assets — 100.0%		$24,374,412

(a)	All or portion of the security is used as collateral to cover written call options. The total value of the securities held as collateral as of June 30, 2026 was $18,817,126.
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of June 30, 2026.
See accompanying notes to financial statements.

20

Hussman Strategic Allocation Fund Schedule of Open Written Option Contracts
June 30, 2026

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000® Index Options	29	$8,770,673	$1,600	09/18/2026	$4,155,918
S&P 500® Index Options	13	9,749,168	4,600	09/18/2026	3,814,881
Total Written Call Option Contracts (Premiums received $7,513,913)		$18,519,841			$7,970,799

See accompanying notes to financial statements.

21

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2026

COMMON STOCKS — 4.0%	Shares	Value
Energy — 0.1%
Oil & Gas Producers — 0.1%
California Resources Corporation	1,000	$52,870
Crescent Energy Company - Class A	1,906	18,717
DT Midstream, Inc.	500	73,370
		144,957
Materials — 3.5%
Metals & Mining — 3.5%
Agnico Eagle Mines Ltd.	12,000	1,861,560
Alamos Gold, Inc. - Class A	8,000	242,720
AngloGold Ashanti plc	4,000	323,560
Aura Minerals, Inc.	2,000	125,900
B2Gold Corporation	200,000	748,000
Barrick Mining Corporation	60,000	2,203,800
Hecla Mining Company	4,000	61,720
Kinross Gold Corporation	8,000	188,960
Newmont Corporation	24,000	2,241,600
Pan American Silver Corporation	8,000	358,320
Royal Gold, Inc.	2,000	399,220
Sibanye-Stillwater Ltd. - ADR	20,000	169,800
SSR Mining, Inc. (a)	20,000	565,600
		9,490,760
Utilities — 0.4%
Electric Utilities — 0.4%
Ameren Corporation	100	11,304
American Electric Power Company, Inc.	100	13,681
Avista Corporation	1,000	40,910
Black Hills Corporation	500	37,200
Consolidated Edison, Inc.	1,000	110,630
Dominion Energy, Inc.	500	34,145
DTE Energy Company	100	15,237
Duke Energy Corporation	500	63,290
Edison International	500	37,225
Entergy Corporation	1,000	114,860
Exelon Corporation	1,000	46,620
FirstEnergy Corporation	1,000	47,540
Hawaiian Electric Industries, Inc. (a)	1,000	13,530
NorthWestern Energy Group, Inc.	1,000	71,620
NRG Energy, Inc.	1,000	146,060
Otter Tail Corporation	1,000	89,980

22

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 4.0% (continued)	Shares	Value
Utilities — 0.4% (continued)
Electric Utilities — 0.4% (continued)
Pinnacle West Capital Corporation	1,000	$107,000
Portland General Electric Company	1,000	51,830
PPL Corporation	1,000	36,350
Public Service Enterprise Group, Inc.	500	40,580
Southern Company (The)	500	47,855
		1,177,447
Gas & Water Utilities — 0.0% (b)
Global Water Resources, Inc.	1,000	7,240

Total Common Stocks (Cost $12,168,952)		$10,820,404

EXCHANGE-TRADED FUNDS — 0.8%	Shares	Value
Invesco CurrencyShares British Pound Sterling Trust	5,000	$638,218
Invesco CurrencyShares Euro Currency Trust	7,500	790,800
Invesco CurrencyShares Japanese Yen Trust (a)	12,500	705,500
Total Exchange-Traded Funds (Cost $2,210,871)		$2,134,518

U.S. TREASURY OBLIGATIONS — 84.9%	Par Value	Value
U.S. Treasury Bills (c) — 11.1%
3.520%, due 11/27/2026	$30,000,000	$29,532,860

U.S. Treasury Inflation-Protected Bonds — 1.8%
2.125%, due 02/15/2054	5,428,100	4,782,197

U.S. Treasury Inflation-Protected Notes — 37.0%
2.500%, due 01/15/2029	15,458,600	15,666,720
0.125%, due 01/15/2030	12,900,100	12,126,028
1.750%, due 01/15/2034	5,422,500	5,311,979
1.875%, due 07/15/2035	67,186,600	65,897,281
		99,002,008

23

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2026

U.S. TREASURY OBLIGATIONS — 84.9% (continued)	Par Value	Value
U.S. Treasury Notes — 35.0%
1.500%, due 08/15/2026	$10,000,000	$9,970,610
3.375%, due 02/29/2028	35,000,000	34,573,438
3.500%, due 02/28/2031	30,000,000	29,144,531
4.375%, due 05/15/2036	20,000,000	19,893,750
		93,582,329

Total U.S. Treasury Obligations (Cost $229,846,023)		$226,899,394

Total Investments at Value — 89.7% (Cost $244,225,846)		$239,854,316

MONEY MARKET FUNDS — 17.4%	Shares	Value
Invesco Treasury Portfolio - Institutional Class, 3.56% (d) (Cost $46,479,274)	46,479,274	$46,479,274

Total Investments and Money Market Funds at Value — 107.1% (Cost $290,705,120)		$286,333,590

Liabilities in Excess of Other Assets —(7.1%)		(19,070,792)

Net Assets — 100.0%		$267,262,798

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(d)	The rate shown is the 7-day effective yield as of June 30, 2026.
See accompanying notes to financial statements.

24

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2026

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At cost	$379,618,844	$22,089,009	$244,225,846
At value (Note 1)	$413,231,698	$23,698,668	$239,854,316
Investments in money market funds	156,133,965	9,111,303	46,479,274
Due from Adviser (Note 3)	—	12,430	—
Receivable for capital shares sold	223,209	—	126,253
Receivable for investment securities sold	7,558,046	44	—
Dividends and interest receivable	578,380	61,890	1,892,632
Tax reclaims receivable	18,900	32	600
Other assets	37,050	10,481	23,862
Total Assets	577,781,248	32,894,848	288,376,937

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $204,942,625 and $7,513,913)	214,891,233	7,970,799	—
Distributions payable	—	2,711	361,312
Payable for capital shares redeemed	99,001	8,337	553,760
Payable for investment securities purchased	10,890,941	500,763	20,030,503
Accrued investment advisory fees (Note 3)	215,559	—	107,549
Payable to administrator (Note 3)	30,990	7,190	24,090
Accrued account maintenance and shareholder servicing fees (Note 3)	26,235	575	13,195
Other accrued expenses	30,491	30,061	23,730
Total Liabilities	226,184,450	8,520,436	21,114,139
CONTINGENCIES AND COMMITMENTS (NOTE 7)	—	—	—
NET ASSETS	$351,596,798	$24,374,412	$267,262,798

Net assets consist of:
Paid-in capital	$1,329,940,754	$26,400,137	$275,322,555
Accumulated deficit	(978,343,956)	(2,025,725)	(8,059,757)
NET ASSETS	$351,596,798	$24,374,412	$267,262,798

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	68,501,481	2,521,945	15,600,772

Net asset value, offering price and redemption price per share (Note 1)	$5.13	$9.66	$17.13

See accompanying notes to financial statements.

25

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2026

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$11,345,925	$619,067	$2,201,829
Foreign withholding taxes on dividends	(57,386)	(2,864)	(22,288)
Tax reclaims received	9,114	32	600
Interest	—	236,953	7,885,788
Total Investment Income	11,297,653	853,188	10,065,929

EXPENSES
Investment advisory fees (Note 3)	3,217,698	201,191	1,278,138
Administration fees (Note 3)	254,038	27,950	182,990
Account maintenance and shareholder services fees (Note 3)	148,335	3,040	82,944
Trustees’ fees and expenses (Note 3)	68,225	68,225	68,225
Legal fees	53,653	53,653	53,653
Fund accounting fees (Note 3)	65,698	32,717	55,577
Registration and filing fees	54,118	30,507	44,251
Transfer agent fees (Note 3)	53,956	18,000	34,788
Custodian and bank service fees	60,462	21,495	16,234
Insurance expense	53,310	7,167	33,155
Audit and tax services fees	21,000	21,000	21,000
Compliance service fees (Note 3)	30,060	9,248	23,192
Postage and supplies	21,816	3,436	14,005
Printing of shareholder reports	11,477	11,386	10,970
Other expenses	38,568	46,400	27,943
Total Expenses	4,152,414	555,415	1,947,065
Less fee waivers and Fund expenses absorbed by the Adviser (Note 3)	(41,159)	(220,227)	(28,885)
Net Expenses	4,111,255	335,188	1,918,180

NET INVESTMENT INCOME	7,186,398	518,000	8,147,749

26

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2026

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, WRITTEN OPTION CONTRACTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	$4,507,299	$2,872,583	$28,094,881
Written option contracts (Note 4)	(109,182,713)	(4,854,836)	—
Foreign currency transactions (Note 4)	138	7	—
Net change in unrealized appreciation (depreciation) on:
Investments	26,000,103	1,127,018	(7,503,261)
Written option contracts (Note 4)	7,030,808	252,715	—
Foreign currency translations (Note 4)	(120)	(6)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, WRITTEN OPTION CONTRACTS AND FOREIGN CURRENCIES	(71,644,485)	(602,519)	20,591,620

NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(64,458,087)	$(84,519)	$28,739,369

See accompanying notes to financial statements.

27

Hussman Strategic Market Cycle Fund Statements of Changes in Net Assets

	Year Ended June 30, 2026	Year Ended June 30, 2025
FROM OPERATIONS
Net investment income	$7,186,398	$8,022,721
Net realized gains (losses) from:
Investments	4,507,299	59,471,201
Written option contracts	(109,182,713)	(38,229,933)
Foreign currency transactions	138	—
Net change in unrealized appreciation (depreciation) on:
Investments	26,000,103	23,105,194
Written option contracts	7,030,808	(11,192,396)
Foreign currency translations	(120)	—
Net change in net assets resulting from operations	(64,458,087)	41,176,787

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(7,838,425)	(8,547,656)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	139,809,125	101,744,671
Net asset value of shares issued in reinvestment of distributions to shareholders	7,178,266	7,758,628
Payments for shares redeemed	(85,580,167)	(103,332,879)
Net change in net assets from capital share transactions	61,407,224	6,170,420

TOTAL CHANGE IN NET ASSETS	(10,889,288)	38,799,551

NET ASSETS
Beginning of year	362,486,086	323,686,535
End of year	$351,596,798	$362,486,086

CAPITAL SHARE ACTIVITY
Shares sold	24,385,301	16,595,764
Shares reinvested	1,261,558	1,415,808
Shares redeemed	(14,874,589)	(17,626,762)
Net change in shares outstanding	10,772,270	384,810
Shares outstanding at beginning of year	57,729,211	57,344,401
Shares outstanding at end of year	68,501,481	57,729,211

See accompanying notes to financial statements.

28

Hussman Strategic Allocation Fund Statements of Changes in Net Assets

	Year Ended June 30, 2026	Year Ended June 30, 2025
FROM OPERATIONS
Net investment income	$518,000	$574,587
Net realized gains (losses) from:
Investments	2,872,583	2,430,241
Written option contracts	(4,854,836)	(1,451,307)
Foreign currency transactions	7	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,127,018	1,373,185
Written option contracts	252,715	(554,835)
Foreign currency translations	(6)	—
Net change in net assets resulting from operations	(84,519)	2,371,871

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(518,584)	(576,046)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,821,095	4,211,726
Net asset value of shares issued in reinvestment of distributions to shareholders	506,480	560,652
Payments for shares redeemed	(5,768,013)	(4,737,681)
Net change in net assets from capital share transactions	(3,440,438)	34,697

TOTAL CHANGE IN NET ASSETS	(4,043,541)	1,830,522

NET ASSETS
Beginning of year	28,417,953	26,587,431
End of year	$24,374,412	$28,417,953

CAPITAL SHARE ACTIVITY
Shares sold	183,464	438,199
Shares reinvested	51,356	58,292
Shares redeemed	(582,683)	(495,969)
Net change in shares outstanding	(347,863)	522
Shares outstanding at beginning of year	2,869,808	2,869,286
Shares outstanding at end of year	2,521,945	2,869,808

See accompanying notes to financial statements.

29

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2026	Year Ended June 30, 2025
FROM OPERATIONS
Net investment income	$8,147,749	$5,112,356
Net realized gains from investments	28,094,881	14,671,497
Net change in unrealized appreciation (depreciation) on investments	(7,503,261)	6,643,871
Net change in net assets resulting from operations	28,739,369	26,427,724

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(8,178,736)	(5,480,421)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	68,972,744	50,661,809
Net asset value of shares issued in reinvestment of distributions to shareholders	7,443,267	4,997,340
Payments for shares redeemed	(52,741,060)	(33,330,986)
Net change in net assets from capital share transactions	23,674,951	22,328,163

TOTAL CHANGE IN NET ASSETS	44,235,584	43,275,466

NET ASSETS
Beginning of year	223,027,214	179,751,748
End of year	$267,262,798	$223,027,214

CAPITAL SHARE ACTIVITY
Shares sold	4,043,844	3,355,751
Shares reinvested	437,484	332,305
Shares redeemed	(3,082,056)	(2,250,068)
Net change in shares outstanding	1,399,272	1,437,988
Shares outstanding at beginning of year	14,201,500	12,763,512
Shares outstanding at end of year	15,600,772	14,201,500

See accompanying notes to financial statements.

30

Hussman Strategic Market Cycle Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022
Net asset value at beginning of year	$6.28	$5.64	$6.37	$7.04	$6.77

Income (loss) from investment operations:
Net investment income	0.11	0.15	0.19	0.13	0.05
Net realized and unrealized gains (losses) on investments, written option contracts and foreign currencies	(1.13)	0.65	(0.73)	(0.72)	0.25
Total from investment operations	(1.02)	0.80	(0.54)	(0.59)	0.30

Less distributions from:
Net investment income	(0.13)	(0.16)	(0.19)	(0.08)	(0.03)

Proceeds from redemption fees collected *	—	—	—	0.00 (a)	0.00 (a)

Net asset value at end of year	$5.13	$6.28	$5.64	$6.37	$7.04

Total return (b)	(16.41%)	14.69%	(8.72%)	(8.54%)	4.43%

Net assets at end of year (000’s)	$351,597	$362,486	$323,687	$466,228	$506,997

Ratio of total expenses to average net assets	1.16%	1.18%	1.16%	1.12%	1.14%

Ratio of net expenses to average net assets (c)	1.15%	1.15%	1.15%	1.15%	1.15%

Ratio of net investment income to average net assets (c)	2.01%	2.48%	2.55%	1.97%	0.74%

Portfolio turnover rate	410%	470%	113%	79%	113%

*

Effective April 1, 2023, the Fund eliminated the redemption fees being charged. Prior to April 1, 2023, a redemption fee of 1.5% generally was applied to shares redeemed 60 days or less from the date of purchase.

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and/or recovery. (Note 3).
See accompanying notes to financial statements.

31

Hussman Strategic Allocation Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022
Net asset value at beginning of year	$9.90	$9.27	$9.32	$10.93	$11.70

Income (loss) from investment operations:
Net investment income	0.20	0.20	0.18	0.12	0.04
Net realized and unrealized gains (losses) on investments, written option contracts and foreign currencies	(0.24)	0.63	(0.05)	0.13	(0.42)
Total from investment operations	(0.04)	0.83	0.13	0.25	(0.38)

Less distributions from:
Net investment income	(0.20)	(0.20)	(0.18)	(0.12)	(0.04)
Net realized gains	—	—	—	(1.74)	(0.35)
Total distributions	(0.20)	(0.20)	(0.18)	(1.86)	(0.39)

Proceeds from redemption fees collected *	—	—	—	0.00 (a)	0.00 (a)

Net asset value at end of year	$9.66	$9.90	$9.27	$9.32	$10.93

Total return (b)	(0.47%)	9.07%	1.43%	2.06%	(3.19%)

Net assets at end of year (000’s)	$24,374	$28,418	$26,587	$27,739	$21,573

Ratio of total expenses to average net assets	2.07%	2.13%	2.14%	2.16%	2.08%

Ratio of net expenses to average net assets (c)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets (c)	1.93%	2.11%	1.92%	1.32%	0.42%

Portfolio turnover rate	368%	468%	129%	79%	98%

*

Effective April 1, 2023, the Fund eliminated the redemption fees being charged. Prior to April 1, 2023, a redemption fee of 1.5% generally was applied to shares redeemed 60 days or less from the date of purchase.

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser (Note 3).
See accompanying notes to financial statements.

32

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022
Net asset value at beginning of year	$15.70	$14.08	$13.59	$13.91	$14.76

Income (loss) from investment operations:
Net investment income	0.53	0.39	0.40	0.33	0.26
Net realized and unrealized gains (losses) on investments	1.44	1.65	0.50	(0.34)	(0.86)
Total from investment operations	1.97	2.04	0.90	(0.01)	0.60

Less distributions from:
Net investment income	(0.54)	(0.42)	(0.41)	(0.31)	(0.25)

Proceeds from redemption fees collected *	—	—	—	0.00 (a)	0.00 (a)

Net asset value at end of year	$17.13	$15.70	$14.08	$13.59	$13.91

Total return (b)	12.59%	14.69%	6.73%	(0.03%)	(4.14%)

Net assets at end of year (000’s)	$267,263	$223,027	$179,752	$215,255	$263,687

Ratio of total expenses to average net assets	0.76%	0.83%	0.82%	0.78%	0.75%

Ratio of net expenses to average net assets (c)	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of net investment income to average net assets (c)	3.19%	2.69%	2.81%	2.36%	1.73%

Portfolio turnover rate	204%	270%	55%	42%	22%

*

Effective April 1, 2023, the Fund eliminated the redemption fees being charged. Prior to April 1, 2023, a redemption fee of 1.5% generally was applied to shares redeemed 60 days or less from the date of purchase.

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

33

Hussman Investment Trust Notes to Financial Statements
June 30, 2026

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares.

Hussman Strategic Market Cycle Fund’s investment objective seeks to achieve long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Allocation Fund’s investment objective seeks to achieve total return through a combination of income and capital appreciation.

Hussman Strategic Total Return Fund’s investment objective seeks to achieve long-term total return from income and capital appreciation.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Segment Reporting — The President and Chief Executive Officer of the Funds acts as each Fund’s chief operating decision maker (“CODM”). The CODM has determined that each Fund has a single operating segment as the CODM monitors the operating results of each Fund as a whole and each Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by Hussman Strategic Advisors, Inc. (the “Adviser”). The CODM allocates resources and assesses performance based on the operating results of each Fund, which is consistent with the results presented in the Funds’ Schedule of Investments, Statements of Changes in Net Assets and Financial Highlights.

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales

34

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices.

Prior to April 6, 2026, pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange were valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of the net asset value (“NAV”). Effective April 6, 2026, options traded on a national securities exchange are valued at the evaluated option prices as of 4:00 p.m. to minimize any difference in NAV attributable strictly to differences in 4:00 p.m. equity trading close and the 4:15 p.m. option trading close. The evaluated pricing method incorporates observable market data, including option prices and implied volatility information across multiple strike prices and maturities, together with proprietary valuation models. As of June 30, 2026, all options held by Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean between their closing bid and ask prices. Futures contracts and options thereon, if any, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean between their bid and ask prices.

Fixed income securities traded over-the-counter and not traded or dealt in upon any securities exchange, but for which market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security represents fair value.

Investments in shares of other open-end investment companies, other than shares of exchange-traded funds (“ETFs”), are valued at their NAVs per share as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser, as the valuation designee, to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted

35

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act. Methods used to determine fair value may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund are classified as Level 2 since they are valued using “other significant observable inputs” at the evaluated option prices as of 4:00 p.m. determined by the Adviser to most closely reflect fair value. U.S. Treasury obligations held by Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s NAV. Because of the inherent

36

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

uncertainty in determining fair value and the various factors considered in making such determinations, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and other financial instruments and the inputs used to value the investments and other financial instruments as of June 30, 2026 by security type:

Hussman Strategic Market Cycle Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$403,124,598	$—	$—	$403,124,598
Exchange-Traded Call Option Contracts	—	2,432,984	—	2,432,984
Exchange-Traded Put Option Contracts	—	7,674,116	—	7,674,116
Money Market Funds	156,133,965	—	—	156,133,965
Total Investments in Securities and Money Market Funds	$559,258,563	$10,107,100	$—	$569,365,663

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(214,891,233)	$—	$(214,891,233)
Total Other Financial Instruments	$—	$(214,891,233)	$—	$(214,891,233)

37

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

Hussman Strategic Allocation Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$20,156,218	$—	$—	$20,156,218
U.S. Treasury Obligations	—	3,534,370	—	3,534,370
Exchange-Traded Put Option Contracts	—	8,080	—	8,080
Money Market Funds	9,111,303	—	—	9,111,303
Total Investments in Securities and Money Market Funds	$29,267,521	$3,542,450	$—	$32,809,971

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(7,970,799)	$—	$(7,970,799)
Total Other Financial Instruments	$—	$(7,970,799)	$—	$(7,970,799)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$10,820,404	$—	$—	$10,820,404
Exchange-Traded Funds	2,134,518	—	—	2,134,518
U.S. Treasury Obligations	—	226,899,394	—	226,899,394
Money Market Funds	46,479,274	—	—	46,479,274
Total Investments in Securities and Money Market Funds	$59,434,196	$226,899,394	$—	$286,333,590

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and sector and industry type) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2026.

Option Transactions — Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund may purchase and write call and put options on broad-based stock indices and also may purchase and write call and put option contracts on individual securities. Each of the Funds may use related option contracts to hedge

38

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund may also purchase foreign currency options to manage its exposures to foreign currencies.

Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund may each use option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. If an index option written by a Fund expires unexercised on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by a Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. To secure the obligation of a Fund to settle index options it has written, common stocks owned by the Fund are held in escrow by the Fund’s custodian bank (or by a securities depository acting for the custodian bank) for the benefit of the Options Clearing Corporation (the “OCC”). Escrow is maintained with the OCC on a daily basis until written options expire unexercised or when the Fund enters into a closing purchase transaction.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m., Eastern time, on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

39

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the U.S. dollar value of assets and liabilities that result from changes in exchange rates.

Share Valuation — The NAV per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. NAV per share of a Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share next computed after receipt of an order to purchase or to redeem shares.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the value of the security received. Discounts and premiums on fixed income securities are amortized using the effective interest method.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. Where available, the Funds will file for claims on foreign taxes withheld. Tax reclaims receivable, if any, are recorded based upon the Funds’ interpretation of country specific taxation of accrued income and interest income, which may be subject to change due to changes in country-specific tax regulations regarding amounts reclaimable or the Funds’ interpretation of country-specific taxation of dividend income and related amounts reclaimable.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Market Cycle Fund and are declared and paid quarterly to shareholders of Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund. Dividends are recorded on the ex-dividend date. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

40

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

The tax character of distributions paid during the years ended June 30, 2026 and 2025 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
Hussman Strategic Market Cycle Fund
June 30, 2026	$7,838,425	$—	$7,838,425
June 30, 2025	$8,547,656	$—	$8,547,656
Hussman Strategic Allocation Fund
June 30, 2026	$520,117	$—	$520,117
June 30, 2025	$576,133	$—	$576,133
Hussman Strategic Total Return Fund
June 30, 2026	$7,954,545	$—	$7,954,545
June 30, 2025	$5,536,840	$—	$5,536,840

*	Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to dividends payable amounts.

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of change in net assets from operations during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, a Fund generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

41

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated deficit as of June 30, 2026 was as follows:

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Net unrealized appreciation (depreciation)	$31,862,947	$1,504,100	$(6,305,843)
Net unrealized deprecation on foreign currency translations	(120)	(6)	—
Undistributed ordinary income	3,918,540	—	385,291
Accumulated capital and other losses	(1,014,125,323)	(3,527,107)	(1,777,893)
Other temporary differences	—	(2,712)	(361,312)
Total accumulated deficit	$(978,343,956)	$(2,025,725)	$(8,059,757)

The following information is based upon the federal income tax cost of investment securities as of June 30, 2026:

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Cost of investments	$166,477,518	$14,223,769	$246,160,159
Gross unrealized appreciation	51,427,712	2,573,512	407,910
Gross unrealized depreciation	(19,564,765)	(1,069,412)	(6,713,753)
Net unrealized appreciation (depreciation)	$31,862,947	$1,504,100	$(6,305,843)

The difference between the federal income tax cost of investments and the financial statement cost of investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, derivatives and adjustments to basis for publicly traded partnerships, passive foreign investment companies and grantor trusts.

42

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

As of June 30, 2026, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Short-term capital loss carryforwards	$474,181,426	$—	$—
Long-term capital loss carryforwards	539,943,897	3,527,107	1,777,893
Total	$1,014,125,323	$3,527,107	$1,777,893

These CLCFs, which do not expire, may be utilized by the Funds in future years to offset their net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended June 30, 2026, Hussman Strategic Total Return Fund utilized $29,271,520 CLCFs against current year gains.

For the year ended June 30, 2026, Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund reclassified $79 and $7,517, respectively, of accumulated deficit against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statements and income tax reporting requirements, had no effect on each Fund’s net assets or NAV per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for all open years (generally, tax returns that have been filed within the past three years) and all major jurisdictions and has concluded that no provisions for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense (including interest and penalties) was recorded in the current year and no adjustments were made to prior periods.

Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statements of Operations. During the year ended June 30, 2026, the Funds did not incur any interest or penalties and there were no federal, state or local income taxes or any material income taxes in foreign jurisdictions paid by the Funds.

43

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2026, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Purchases of investment securities	$1,693,263,394	$84,663,318	$132,152,635
Proceeds from sales of investment securities	$1,752,470,942	$87,623,576	$188,660,258

During the year ended June 30, 2026, cost of purchases and proceeds from sales and maturities of long-term U.S. government securities were as follows:

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Purchases of investment securities	$—	$5,549,567	$211,964,620
Proceeds from sales and maturities of investment securities	$—	$8,662,566	$172,712,219

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Market Cycle Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Allocation Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.75% of the first $2 billion of the Fund’s average daily net assets; 0.70% of the next $3 billion of such assets; and 0.65% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion.

44

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

The Adviser has contractually agreed that, until November 1, 2026, it will waive its advisory fees and/or absorb operating expenses of each Fund to the extent necessary so that operating expenses of Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund (excluding fees and expenses incurred on investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) do not exceed annually an amount equal to 1.15%, 1.25% and 0.75%, respectively, of such Fund’s average daily net assets. During the year ended June 30, 2026, the Adviser waived advisory fees in the amount of $41,159, $201,191 and $28,885 with respect to Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund, respectively. Additionally, during the year ended June 30, 2026, the Adviser absorbed operating expenses of $19,036 with respect to Hussman Strategic Allocation Fund.

Pursuant to the Expense Limitation Agreements governing these arrangements, each Fund is obligated to reimburse the Adviser the amount of advisory fees previously waived and expenses previously absorbed by the Adviser for a period of three years from the date such fees or expenses were waived or absorbed, but only if such reimbursement does not cause the Fund’s operating expenses (after the reimbursement is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. The Expense Limitation Agreements may not be terminated by the Adviser without the approval of the Board of Trustees. As of June 30, 2026, the amount of fee waivers and expense reimbursements available for possible recovery by the Adviser from Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund is $194,911, $704,254 and $313,686, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2027	June 30, 2028	June 30, 2029	Total
Hussman Strategic Market Cycle Fund	$49,483	$104,269	$41,159	$194,911
Hussman Strategic Allocation Fund	$244,935	$239,092	$220,227	$704,254
Hussman Strategic Total Return Fund	$135,372	$149,429	$28,885	$313,686

The Adviser may agree to continue after November 1, 2026 the current arrangement to limit the Funds’ expenses or to implement a similar arrangement, but it is not obligated to do so.

Certain officers of the Trust are also officers of the Adviser.

45

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds pay Ultimus fees for these services in accordance with various servicing agreements. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in providing services to the Funds, including, but not limited to, postage, supplies and costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus. Ultimus Fund Distributors, LLC (the “Distributor”), is the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

Under the terms of a Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as related compliance services. Under the terms of the agreement, NLCS receives fees from the Funds. NLCS is a wholly-owned subsidiary of Ultimus.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During year ended June 30, 2026, Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund paid $148,335, $3,040 and $82,944, respectively, to financial intermediaries for such services.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust or an affiliated person of the Adviser or Ultimus (an “Independent Trustee”) receives from the Trust: an annual retainer of $50,000, payable quarterly (except the Audit Committee Chair receives an annual retainer of $56,000, payable quarterly); a fee of $7,000 for attendance at each regular quarterly meeting of the Board of Trustees other than the annual meeting of the Board, for which each Independent Trustee receives an attendance fee of $12,000; a fee of $4,000 for attendance at each special meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board of Trustees that is not held on the same day as a Board of Trustees meeting; and a fee of $1,500 for participation in each informal monthly telephone conference call of the Board of Trustees. In addition, the Independent Trustees are reimbursed for travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

46

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

Principal Holder of Fund Shares

As of June 30, 2026, an officer of the Adviser owned of record 39.2% of the outstanding shares of Hussman Strategic Allocation Fund. A shareholder owning of record or beneficially 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund are as follows:

Hussman Strategic Market Cycle Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2026*
Index put options purchased	Equity	Investments in securities at value	$7,674,116	$—	$407,130,060
Index call options purchased	Equity	Investments in securities at value	2,432,984	—	32,872,388
Index call options written	Equity	Written call options, at value	—	(214,891,233)	(407,130,060)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the year.

47

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

Hussman Strategic Allocation Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2026*
Index put options purchased	Equity	Investments in securities at value	$8,080	$—	$19,140,555
Index call options written	Equity	Written call options, at value	—	(7,970,799)	(19,140,555)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the year.

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund during the year ended June 30, 2026 are recorded in the following locations on the Statements of Operations:

Hussman Strategic Market Cycle Fund

Type of Derivative	Risk	Location	Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(53,710,161)	Net change in unrealized appreciation (depreciation) on investments	$2,158,666
Index call options purchased	Equity	Net realized gains (losses) from investments	(2,285,327)	Net change in unrealized appreciation (depreciation) on investments	(68,012)
Index call options written	Equity	Net realized gains (losses) from written option contracts	(109,182,713)	Net change in unrealized appreciation (depreciation) on written option contracts	7,030,808

48

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

Hussman Strategic Allocation Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(171,567)	Net change in unrealized appreciation (depreciation) on investments	$12,512
Index call options written	Equity	Net realized gains (losses) from written option contracts	(4,854,836)	Net change in unrealized appreciation (depreciation) on written option contracts	252,715

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2026.

In the ordinary course of business, Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

49

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

The offsetting of financial liabilities and derivative liabilities as of June 30, 2026 are as follows:

Hussman Strategic Market Cycle Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written options at market value	$(214,891,233)	$—	$(214,891,233)	$214,891,233	$—
Total subject to a master netting or similar arrangement	$(214,891,233)	$—	$(214,891,233)	$214,891,233	$—

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a security depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1). Amounts in collateral pledged in the table above are limited to the net amounts presented on the Statements of Assets and Liabilities.

Hussman Strategic Allocation Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written options at market value	$(7,970,799)	$—	$(7,970,799)	$7,970,799	$—
Total subject to a master netting or similar arrangement	$(7,970,799)	$—	$(7,970,799)	$7,970,799	$—

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a security depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1). Amounts in collateral pledged in the table above are limited to the net amounts presented on the Statements of Assets and Liabilities.

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, and concentration of investments within a particular business sector.

50

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, (including the Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund’s use of options and other derivative positions), or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of money market funds. As of June 30, 2026, Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund had 44.4% and 37.4%, respectively, of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. The annual report, along with the report of the independent registered public accounting firm is included in the money market fund’s N-CSR available at www.sec.gov. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund, as investors in money market funds, indirectly bear the fees and expenses of those funds, which are in addition to the fees and expenses of the Fund.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors,

51

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2026

regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of June 30, 2026, Hussman Strategic Market Cycle Fund had 26.3% of the value of its net assets invested in stocks within the Health Care sector.

6. BANK LINE OF CREDIT

The Trust has established a $15,000,000 unsecured bank line of credit with its custodian bank which collectively allows the Funds to borrow up to this line. Any borrowings under these arrangements bear interest at the Prime Rate, currently 6.75% as of June 30, 2026. During the year ended June 30, 2026, Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund did not borrow under their line of credit.

7. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

8. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

52

Hussman Investment Trust Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Hussman Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and open written option contracts, of Hussman Investment Trust comprising Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund, and Hussman Strategic Total Return Fund (the “Funds”) as of June 30, 2026, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2026, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting

53

Hussman Investment Trust Report of Independent Registered Public Accounting Firm (continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2021.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 26, 2026

54

Hussman Investment Trust Additional Information (Unaudited)

Changes in and/or Disagreements with Accountants

There were no changes in and/or disagreements with accountants during the period covered by this report.

Proxy Disclosure

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

At a meeting held on June 3, 2026, the Board of Trustees (the “Board”) of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance, for an additional annual period, of the Investment Advisory Agreements between the Trust and Hussman Strategic Advisors, Inc. (the “Adviser”) on behalf of each of Hussman Strategic Market Cycle Fund (the “Market Cycle Fund”), Hussman Strategic Allocation Fund (the “Allocation Fund”), and Hussman Strategic Total Return Fund (the “Total Return Fund,” and together with the Market Cycle Fund and the Allocation Fund, the “Funds”).

In determining whether to approve continuances of the Investment Advisory Agreements of the Funds (the “Advisory Agreements”), the Independent Trustees requested and received from the Adviser such information as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. In addition to reviewing and considering this information, the Independent Trustees considered information relating to the Funds and the Adviser that was provided to them in connection with meetings of the Board held throughout the year. They reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) comparisons of the advisory fees and expenses of the Funds to the fees and expenses of peer groups of mutual funds; (iv) the Adviser’s costs of providing services to the Funds and the profits realized by the Adviser from its relationship with the Funds; (v) whether economies of scale in the Adviser’s costs of providing services have been realized from growth of the Funds’ assets; and (vi) whether the advisory fees

55

Hussman Investment Trust Additional Information (Unaudited) (continued)

payable by each Fund reflect an appropriate sharing of any such economies with such Fund for the benefit of the Fund and its shareholders. The Independent Trustees also reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel, and discussed and considered: (i) the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds; (ii) the quality of the Adviser’s compliance program; (iii) the Adviser’s role in coordinating and supervising services provided to the Trust; and (iv) indirect benefits, if any, that the Adviser may derive from its relationship with the Funds. The Independent Trustees were advised and supported in this process by independent legal counsel and, prior to voting, met with and asked questions of representatives of the Adviser, including Dr. John P. Hussman, and met separately with their counsel.

Nature, Extent, and Quality of Services. The analyses and comparisons provided by the Adviser showed the alternative nature of the Funds and that each of the Hussman Funds has the objective of achieving long-term returns with managed risk and are not intended to track the market over shorter segments of the market cycle. The Independent Trustees determined that the investment objectives and principal investment strategies of each Fund were relevant to its evaluation of Fund performance. Given the full-cycle objectives of the Funds, the Independent Trustees recognized that the return and risk characteristics were more appropriately evaluated over periods that are consistent with these objectives, with consideration of the information provided by the Adviser regarding the estimated effect of various investment model adaptations implemented by the Adviser on past and expected future performance. The Independent Trustees concluded that the Adviser is responsible for adhering to the investment strategies and objectives described in each Fund Prospectus and SAI, and as a result, there may be periods when Fund performance diverges from that of its broad-based index, due to aspects of the Fund’s stated investment strategy that are integral to the Fund’s objectives. The Independent Trustees discussed the various modifications to the investment strategy that the Adviser has made to improve dynamic implementation of market hedges and potentially improve the performance of the Funds consistent with stated objectives, notwithstanding prolonged periods of elevated valuations and unprecedented monetary policies.

The Independent Trustees concluded that the Adviser has consistently taken a proactive stance with regard to shareholder protection, service quality and ethical standards. Among other things, they noted that the Adviser: (i) does not derive any material indirect benefits from its relationship with the Funds; (ii) does not derive any economic benefit in connection with transactions in shares of the Funds; and (iii)

56

Hussman Investment Trust Additional Information (Unaudited) (continued)

adheres to a brokerage placement policy that seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions and does not direct transactions to obtain “soft dollar” services, which has resulted in significant savings to the Funds and their shareholders by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and has operated to increase the Funds’ investment performance after expenses. The Independent Trustees thought it was significant that Dr. Hussman and other personnel of the Adviser, and their immediate family members and charitable entities, maintain substantial investments in the Funds, which helps to align the interests of the Adviser and its personnel with the interests of shareholders.

Fund Performance. The Adviser provided the Independent Trustees with extensive information to assist them in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. In these materials, the returns of each Fund were compared to the returns of relevant indices and to the average returns of one or more selected peer groups of mutual funds.

The information provided to the Independent Trustees showed that although the Market Cycle Fund underperformed the S&P 500 Index from 2009 to date, this period represented a largely uncorrected advance to historic valuation extremes and that the Fund’s return/risk characteristics, in this context, have remained consistent with its stated investment strategy during the period. They reviewed the Fund’s performance over various periods as compared to the performance of mutual funds categorized by Bloomberg Strategy: Equity Hedge. They recognized that the Market Cycle Fund’s performance during various recent multi-year periods lagged the average performance of these other mutual funds. The Independent Trustees noted that, since inception, the Market Cycle Fund’s hedging strategies have generally been successful in reducing the volatility of an investment in the Fund as compared to the volatility of relevant securities indices. Information provided to the Independent Trustees indicated that, over the long term, the Adviser’s stock selection record for the Market Cycle Fund has been generally favorable and that the underperformance of the Fund was primarily attributable to the Fund’s use of hedging techniques and the nature of the Fund’s alternative investment approach, which is not intended to track general stock market movements. In evaluating the Market Cycle Fund’s investment performance, the Independent Trustees recognized that the use of hedging is an integral part of the Fund’s investment program and that, although this has resulted in the Fund’s underperformance since 2009, the Adviser has managed the investment portfolio of the Fund in a manner consistent with the Fund’s investment objective and policies, and in accordance with the Adviser’s investment methodology, each as described in the Fund’s prospectus. The Independent Trustees also recognized that the Adviser has adapted and refined the models and

57

Hussman Investment Trust Additional Information (Unaudited) (continued)

analytics it uses in managing the Market Cycle Fund in seeking to address the Fund’s underperformance and noted that the Adviser has from time to time implemented various modifications in its analytics and restrictions in its hedging approach with the goals of improving the investment performance of the Fund over the long term and reducing the risks and opportunity costs of its hedging strategy.

With respect to the consideration of the Allocation Fund’s performance, the Independent Trustees noted that the Fund has maintained a defensive stance since inception (with a significant portion of the Fund’s stock portfolio hedged against general market fluctuations) and that the Fund has experienced significantly less downside risk than a passive investment approach.

In reviewing the performance of the Total Return Fund, the Independent Trustees took note of the fact that the Total Return Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index year-to-date. In addition, the Independent Trustees reviewed comparisons of the performance of the Total Return Fund for various periods to the performance of mutual funds categorized by Bloomberg Strategy: Aggregate. They noted that the performance of the Total Return Fund relative to the peer group for the one-year period ended April 30, 2026 was competitive and that the Fund had performed well over longer periods (3-, 5- and 10-year periods ended April 30, 2026, as well as since inception of the Fund).

Fee Rate and Profitability. In evaluating the advisory fees payable by the Funds and the Funds’ expense ratios, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds based on investment style.

With respect to advisory fees, the Independent Trustees concluded that the advisory fee of the Market Cycle Fund, computed at the annual rate of 0.90% of average daily net assets (based on the Fund’s then current asset level), compares favorably to the average advisory fees payable by mutual funds categorized by Bloomberg Strategy: Equity Hedge. The Independent Trustees also reviewed comparative advisory fee information for the Allocation Fund, computed at the annual rate of 0.75% of average daily net assets (based on the Fund’s then current asset level), and noted that the advisory fee of the Fund compares favorably to the average advisory fees of other funds categorized by Bloomberg Strategy: Dynamic Allocation. With respect to the Total Return Fund, the Independent Trustees concluded that the advisory fee of the Fund, computed at the annual rate of 0.50% of average daily net assets (based on the Fund’s then current asset level), compares favorably to the average of advisory fees of other funds categorized by Bloomberg Strategy: Aggregate but noted that the category is broad and contains funds with many diverse strategies. The Independent Trustees determined that the Adviser’s implementation of the Funds’ investment strategies

58

Hussman Investment Trust Additional Information (Unaudited) (continued)

requires special skills and a substantially different set of analytical tools, trading and investment activities than are required for more passively managed funds. With respect to each of the Funds, the Independent Trustees determined that the fees payable to the Adviser appropriately reflect the nature and scope of services provided by the Adviser (which are broader than the norm) and the value to the Funds of the Adviser’s experience, expertise, and analytic capabilities.

With respect to the total expenses of the Funds, the Independent Trustees considered the fact that the expense ratios of the Market Cycle Fund, both before and after advisory fee reductions pursuant to the Adviser’s agreement to waive its fees or to absorb expenses of the Fund as necessary to maintain the operating expenses of the Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) at specified levels, are less than the averages for their respective peer group funds. They noted in this regard that the Market Cycle Fund has one of the lower expense ratios among mutual funds categorized by Bloomberg Strategy: Equity Hedge. In addition, the Independent Trustees considered the fact that, since March 2013, the Adviser has implemented a contractual waiver to waive a portion of its fees to limit the total ordinary operating expenses of the Market Cycle Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to 1.15% of average daily net assets.

The Independent Trustees also reviewed comparative information relating to the total expenses of the Allocation Fund and the Total Return Fund. They noted that the expense ratio of the Allocation Fund and Total Return Fund are slightly higher compared to many other mutual funds that have similar investment strategies. However, the Independent Trustees considered the fact that the higher expense ratios are attributable, in part, to the relatively small size of the Funds and took into consideration the expense limitation arrangements under which the Adviser has contractually agreed to waive its advisory fees or to absorb operating expenses of each Fund, to the extent necessary to limit total annual ordinary operating expenses of the Allocation Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to 1.25% of average daily net assets and of the Total Return Fund to 0.75% of average daily net assets.

In evaluating the expense ratios of the Funds, the Independent Trustees recognized that, although under the expense limitation agreements currently in effect the Adviser may be entitled to be reimbursed by a Fund for all or a portion of fees waived and expenses absorbed by the Adviser, any such reimbursement could not result in the expense ratio of a Fund (excluding acquired fund fees and expenses, brokerage

59

Hussman Investment Trust Additional Information (Unaudited) (continued)

commissions, taxes, interest expense and any extraordinary expenses) exceeding the lesser of: (i) the expense limitation in effect for the Fund at the time of the fee waiver or expense absorption by the Adviser; and (ii) the expense limitation (if any) in effect at the time of reimbursement by the Fund. The Independent Trustees were cognizant of the fact that the current expense limitation agreement for each Fund remains in effect only until November 1, 2026 but recognized that the Adviser has historically agreed to continuing such agreements in effect from year to year (either without change or with only relatively minor upward adjustment in the applicable expense limitation) and has expressed no current intention to alter its practice. The Independent Trustees concluded that each Fund has benefited and continues to benefit from these expense limitation arrangements, which have enabled each Fund to maintain an expense ratio within the range of expense ratios of its peer group funds.

The Independent Trustees also reviewed recent financial statements of the Adviser, as well as schedules showing the Adviser’s estimated revenues, expenses and profitability with respect to each of the Funds for calendar years 2023, 2024 and 2025 and for the first four months of 2026. They noted that the Adviser has waived its fees (and, in some cases, absorbed expenses of a Fund), thereby reducing its profitability, pursuant to expense limitation agreements. In evaluating the Adviser’s profitability, the Independent Trustees considered the Funds’ unique strategies and emphasis on full-cycle risk management and determined the investment approach requires special skills and a substantially different set of analytical tools, trading and investment activities than are required for more passively managed funds. The Independent Trustees noted that the Funds’ management fees are intended to reasonably reflect these skills and requirements, while still providing value to shareholders.

The Independent Trustees also considered the profitability of the Adviser from its relationship with each Fund and concluded that the Adviser’s profitability was not excessive when viewed in light of the scope of services provided by the Adviser and the Adviser’s adherence to its stated investment philosophy and the investment programs of the Funds. The Independent Trustees also recognized that although its revenues have yet to return to historic levels reached during periods of higher Fund asset levels, the Adviser continues to be solvent and sufficiently well capitalized to perform its ongoing responsibilities to the Funds and satisfy its liabilities and indemnification obligations under the 1940 Act and the Advisory Agreements. In addition, they noted that, although the Adviser benefits from its relationship with the Funds to the extent that the growth of the Funds’ assets increase the dollar amount of advisory fees payable to the Adviser, such a result is appropriate and there are no other benefits for which an economic benefit can readily be determined that are realized by the Adviser.

60

Hussman Investment Trust Additional Information (Unaudited) (continued)

Economies of Scale. The Independent Trustees discussed current management rates and overall expense ratios in the Funds. They noted that the Adviser had in the past lowered fees and implemented breakpoints at specified asset levels following periods of significant asset growth in order to share economies of scale with shareholders. The Independent Trustees also noted that since the Adviser has not had the ability to raise fees as assets declined, the current fee structure is substantially below the structure that has historically corresponded to the present level of assets and provides shareholders with the benefits of economies of scale that are no longer present. They also determined that the advisory fee schedules of the Funds, which include breakpoints in the fee rates applicable to net assets in excess of specified levels, provide the opportunity for each of the Funds and its shareholders to participate in economies of scale in the Adviser’s costs of providing services that may be associated with potential future growth of the Funds’ assets.

Based on a careful review of the investment performance and risk characteristics of the Funds and consideration of other matters deemed by them to be pertinent (including, but not limited to, the factors and information discussed above), the Independent Trustees concluded that the Adviser has provided all required services to the Funds in a satisfactory manner. They determined that this conclusion is supported by the nature and scope of advisory services required by the Funds, which are broader and more sophisticated than those required by many other mutual funds due to the nature of the Funds’ investment programs and which involve extensive use of risk-management techniques. The Independent Trustees also considered the fact that the Adviser has generally achieved lower volatility of investment returns for the Funds than would have resulted from use of a passive investment approach. They recognized that challenges associated with the Adviser’s hedging approach have reduced the returns of the Market Cycle Fund in the period since 2009 but noted that the Adviser has implemented meaningful changes in its methodologies since 2009 that may operate to reduce the frequency of similar challenges in future market cycles while maintaining the favorable attributes that the Adviser’s hedging strategies exhibited in the years prior to 2009.

After evaluating all pertinent factors and information (including but not limited to the factors and information discussed above), the Board determined that the fees payable by each Fund pursuant to the Advisory Agreements are appropriate in view of the nature, scope and quality of services provided by the Adviser, and further determined that continuances of the Advisory Agreements are in the best interests of the Funds and their shareholders. Accordingly, the Board voted unanimously to approve the continuance of each of the Advisory Agreements for an additional one-year term. No single factor was considered in isolation or to be determinative to this decision.

61

Hussman Investment Trust Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the fiscal year ended June 30, 2026.

Qualified Dividend Income – The Funds have designated the following of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate:

Hussman Strategic Market Cycle Fund	52.23%
Hussman Strategic Allocation Fund	39.51%
Hussman Strategic Total Return Fund	2.08%

Dividends Received Deduction – For corporate shareholders, the following percentages or ordinary dividends paid during the year ended June 30, 2026 qualify for the corporate dividends received deduction:

Hussman Strategic Market Cycle Fund	52.11%
Hussman Strategic Allocation Fund	38.99%
Hussman Strategic Total Return Fund	0.93%

As required by federal regulations, the Trust will send to each shareholder complete information regarding dividends and other distributions of the Funds for 2026 on Form 1099-DIV.

62

INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
875 E. Wisconsin Avenue
Suite 210
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Troutman Pepper Locke LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

(b) Included in (a)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 16. Controls and Procedures.

(a) Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable

(b) Not applicable

Item 19. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(4) Not applicable

(a)(5) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President and Chief Executive Officer

Date	September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President and Chief Executive Officer

Date	September 3, 2026

By (Signature and Title)*	/s/ Angela A. Simmons
Angela A. Simmons, Treasurer and Chief Financial Officer

Date	September 3, 2026

*	Print the name and title of each signing officer under his or her signature.